AMERICAN AADVANTAGE MILEAGE FUNDS
Mileage Class

Supplement Dated June 30, 2004 to the Prospectus Dated March 1, 2004

To clarify the Funds' cutoff times for redemption requests, the first paragraph, the table and the second paragraph under Redemption Policies on page 18 are hereby replaced with the following:

     Shares of any Fund may be redeemed by telephone, by pre-authorized automatic redemption, via the Funds' web site, or by mail on any day that the Fund is open for business. The redemption price will be the NAV next determined after a redemption request is received in good order. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by the deadlines listed below or by the close of the Exchange (whichever comes first). For assistance with completing a redemption request, please call (800) 388-3344.

                                                     Redemption Request Deadline
     Fund                                                   (Eastern Time)
     ----                                            ---------------------------
     Money Market and U.S. Government Money Market             3:00 p.m.
     Municipal Money Market                                   11:45 a.m.

     Wire proceeds from requests received by the above deadlines are generally transmitted to shareholders on the same day. In any event, proceeds from a redemption request for any Fund will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to 15 days.